EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ John P. McConnell John P. McConnell

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ John S. Christie John S. Christie

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ Richard G. Welch Richard G. Welch

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ John B. Blystone John B. Blystone

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ William S. Dietrich, II William S. Dietrich, II

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ Michael J. Endres Michael J. Endres

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ Peter Karmanos, Jr. Peter Karmanos, Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ John R. Kasich John R. Kasich

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ Carl A. Nelson, Jr. Carl A. Nelson, Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2006.

/s/ Sidney A. Ribeau Sidney A. Ribeau

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as her true and lawful attorneys-in-fact and agents, each with full power to act without the others, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 27th day of September, 2006.

/s/ Mary Schiavo Mary Schiavo